UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 Amendment 1 to
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 1, 2000

                               POWER KIOSKS, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


               Florida                 000-27769                 65-0522144
-----------------------------      ----------------         -------------------
(State or other jurisdiction       (Commission              (IRS Employer
   of incorporation)                  file number)           Identification No.)


181 Whitehall Drive
Markham, Ontario, Canada                                          L3R 9T1
----------------------------------------                       -------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:    (905) 948-9600
                                                       ---------------

                                       N/A
           -----------------------------------------------------------
          (Former name or former address, if changes since last report)




Copy of Communications to:
                                 Mintmire & Associates
                                 265 Sunrise Avenue
                                 Suite 204
                                 Palm Beach, FL 33480
                                 (561) 832-5696

         This Form 8-K/A amdends the Form 8-K filed on March 9, 2000 by Power Kiosks, Inc., a Florida corporation. The purpose of this amendment to Form 8-K is to change the Registrant's Certifying Accountant and Fiscal Year in connection with the Share Exchang transaction which took place on February 23, 2000.


Item 4 (a). Changes in Registrant's Certifying Accountant

         On May 1, 2000 the Company notified its accountants, Dorra Shaw & Dugan that they were being dismissed as the Company's independent auditors. The stated reasons were that pursuant to the share exchange agreement entered into on February 23, 2000, the Company would be utilizing the auditors of the subsidiary as the auditor of the consolidated entity. The Company's Board of Directors made the decision to change accountants.

         Audited statements prepared by Dorra Shaw & Dugan contained a going concern qualification but such financial statements did not contain any adjustment for uncertainties stated therein. The Company has had no disagreements with Dorra Shaw & Dugan on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure.

         On May 1, 2000 the Company provided Dorra Shaw & Dugan with a copy of this disclosure and requested that it furnish a letter to the Company, addressed to the SEC, stating that it agreed with the statements made herein or the reasons why it disagreed. On May 1, 2000, the Company received a letter from Dorra Shaw & Dugan that it agreed with the statements contained herein.

Item 4(b). Changes in Registrant's Certifying Accountant.

         On May 1, 2000, the Company engaged the firm of KPMG, LLP, Yonge Corporate Centre, 4120 Yonge Street, Suite 500, North York, Ontario, Canada M2P 2B8 as the Company's independent auditors. Such appointment was accepted by Patrick A. Ryan, a Practice Leader of the Company. Prior to such engagement, the Company had not consulted KPMG, LLP on any prior matters, including any matters relative to the application of accounting principles or any subject of disagreement with Dorra Shaw & Dugan.

Item 8. Change In Fiscal Year.

         On May 1, 2000 the Company's Board of Directors changed the fiscal year end of the Company to that of its subsidiary, July 31. This action will create no "gap" in accounting disclosure to the SEC nor to the public as a result of the Company's filing of a Form 8K-A, to be filed by May 8, 2000 containing consolidated financial statements reflecting the acquisition and reorganization.

         When the Company files consolidated statements through February 29, 2000 in connection with the second amended 8K, the financial information provided to the Securities and Exchange Commission and to the public will be as current as if the Company had not changed its fiscal year end and had filed its second quarter report on Form 10QSB by mid April containing statements through February 29, 2000 and more current than if the Company had changed its fiscal year end and had filed its second quarter report on Form 10QSB by mid March containing financial information through the end of January. Its next report due will be in mid June, with financial reporting through the end of April.

         A copy of the Board Resolution authorizing the change of fiscal year is filed herewith as Exhibits 99.1 and is incorporated herein by reference.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

Exhibit 16.1   *    Letter  on  change  of  certifying  accountant  pursuant  to
                    Regulation SK Section 304(a)(3) [1]

         16.2  *    Letter dated May 1, 2000 from Dorra Shaw & Dugan

         99.1  *    Board  Resolution  dated May 1, 2000  authorizing  change in fiscal year of the Company to July 31.

(* Filed Herewith)















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



                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                               POWER KIOSKS, INC.
                               (Registrant)

Date:    May 1, 2000           By: /s/ Terry Cooke
                                  -----------------
                                  Terry Cooke
                                  President and Chairman


























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